Exhibit 99.2

Natural Blue Resources

Pro Forma Balance Sheet

For the Proforma Period Ending December 31,2008

	NBR Del	AMS	AMS Pro Forma Adj	Pro Forma for AMS Divestiture	NBR Nev	NBR Nev Pro Forma Adj	Pro Forma Total
	12/31/08	12/31/08			07/31/09
	Audited	(unaudited)	(unaudited)	(unaudited)	Audited	(unaudited)	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$398,978	$379,907	$-	$19,071	$1,928,607	$-	$1,947,678
Stock subscription receivable	3,000	-	-	3,000	-	-	3,000
Available for sale investment	-			-	378,750	-	378,750
Accounts receivable, net	1,250,973	1,222,648	-	28,325	-	-	28,325
Inventory	310,186	284,221	-	25,965	-	-	25,965
Prepaid expenses	9,540	-	-	9,540	-	-	9,540
Intercompany receivable	-	754,175	754,175	-	-	-	-
Other current assets	-	-	-	-	1,704	-	1,704

Total Current Assets	1,972,677	2,640,951	754,175	85,901	2,309,061	-	2,394,962

PROPERTY AND EQUIPMENT - NET	2,319,341	1,508,819	-	810,522	-	-	810,522

OTHER ASSETS
Held to maturity investment	-	-	-	-	-	-	-

TOTAL ASSETS	$4,292,018	$4,149,770	$754,175	$896,423	$2,309,061	$-	$3,205,484

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable & accrued liabilities	$2,362,979	$416,041	$-	$1,946,938	$31,101	$-	$1,978,039
Due to related parties	12,200	-	-	12,200	-	-	12,200
Judgements payable	455,000	-	-	455,000	-	-	455,000
Notes payable - current portion	364,329	-	(69,224)	295,105	-	-	295,105
Total Current Liabilities	3,194,508	416,041	(69,224)	2,709,243	31,101	-	2,740,344

NOTES PAYABLE, LONG TERM	4,209,497	278,721	(3,930,776)	-	-	-	-

Total Liabilities	7,404,005	694,762	(4,000,000)	2,709,243	31,101	-	2,740,344

MINORITY INTEREST	(67,939)	-	-	(67,939)	-	-	(67,939)

STOCKHOLDERS' EQUITY
Common stock	40,970	1,000	1,000	40,970	4,069	-	45,039
Paid in Capital	33,360,781	317,044	4,371,044	37,414,781	2,466,195	-	39,880,976
Stock subscription receivable	(105,000)	-	-	(105,000)	-	-	(105,000)
Other comprehensive items	(36,750)	-	-	(36,750)	293,750	-	257,000
Deficit accumulated during the development stage	(36,296,209)	3,136,964	382,131	(39,051,042)	(486,054)	-	(39,537,096)
Total Stockholders' Deficit (before Treasury Stock)	(3,036,208)	3,455,008	4,754,175	(1,737,041)	2,277,960	-	540,919
Less Treasury stock	(7,840)	-	-	(7,840)	-	-	(7,840)
	(3,044,048)	3,455,008	4,754,175	(1,744,881)	2,277,960	-	533,079

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,292,018	$4,149,770	$754,175	$896,423	$2,309,061	$-	$3,205,484

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources

Pro Forma Statement of Operations

For the Proforma Period Ending December 31,2008

	NBR Del	AMS	AMS Pro Forma Adj		Pro Forma for AMS Divestiture	NBR Nev	NBR Nev Pro Forma Adj	Pro Forma Total
	12/31/08	12/31/08				07/31/09
	Audited	(unaudited)			(unaudited)	Audited	(unaudited)	(unaudited)

NET SALES	$10,916,314	$10,912,794	$		$3,520	$	$	$3,520
COST OF SALES	9,414,299	9,135,894		-	278,405	-	-	278,405
GROSS MARGIN	1,502,015	1,776,900		-	(274,885)	-	-	(274,885)

OPERATING EXPENSES
Impairment of investment	-	-		-	-	203,068	-	203,068
General and administrative	2,130,406	-		-	2,130,406	238,183	-	2,368,589
Selling and marketing	406,773	1,047,490		-	(640,717)	2,500	-	(638,217)
Research and development	93,896	-		-	93,896	45,371	-	139,267
Litigation loss	85,551	-		-	85,551	-	-	85,551
Total Operating Expenses	2,716,626	1,047,490		-	1,669,136	489,122	-	2,158,258

LOSS FROM OPERATIONS	(1,214,611)	729,410		-	(1,944,021)	(489,122)	-	(2,433,143)

OTHER INCOME (EXPENSES)
Interest, net	(399,528)	(16,243)		-	(383,285)	3,068	-	(380,217)
Gain on trade-in of fixed assets	46,221	-		-	46,221	-	-	46,221
Accounts payable reserve amortization	16,000	-		-	16,000	-	-	16,000
Debt write-off	2,342,302	-		-	2,342,302	-	-	2,342,302
Other income	4,408	-		-	4,408	-	-	4,408
Total Other Income (Expenses)	2,009,403	(16,243)		-	2,025,646	3,068	-	2,028,714

LOSS BEFORE INCOME TAXES	794,792	713,167		-	81,625	(486,054)	-	(404,429)

PROVISION FOR INCOME TAXES	-	-		-	-	-	-	-

NET LOSS	$794,792	$713,167		$-	$81,625	$(486,054)	$-	$(404,429)

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to the Proforma Financial Statements
For the Proforma Period ending December 31, 2008

Notes A through H:

See the accompanying Notes to the Financial Statements, for the period from inception (March 2, 2009) to July 31, 2009.

Proforma Adjustments:

The Company has developed their Proforma Financial Statements using the same accounting policies and practices as more fully described in the Accompanying Notes to the Financial Statements, for the Period from Inception(March 2, 2009) to July 31, 2009.  In addition, they have made the following proforma adjustments:

Extinguishment of Note:  On July 1, 2009 the Company entered into an agreement with Blue Earth Solutions, Inc to sell their wholly-owned subsidiary knows as the American Marketing & Sales (“AMS”) As part of the transaction, the Natural Blue Resources, Inc (formerly known as DataMeg) was able to extinguish collateralized Note along with the related accrued interest. Accordingly, these amounts have been adjusted in the Proforma Financial Statements as of December 31, 2008.

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources

Pro Forma Balance Sheet

For the Proforma Period Ending June 30, 2009

	NBR Del	AMS	AMS Pro Forma Adj	Pro Forma for AMS Divestiture	NBR Nev	NBR Nev Pro Forma Adj	Pro Forma Total
	06/30/09	06/30/09			07/31/09
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(audited)	(unaudited)	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$160,030	$-	$-	$160,030	$1,928,607	$-	$2,088,637
Available for sale investment	-	-	-	-	378,750	-	378,750
Accounts receivable, net	28,325	-	-	28,325		-	28,325
Inventory	27,465	-	-	27,465		-	27,465
Other current assets	-	-	-	-	1,704	-	1,704

Total Current Assets	215,820	-	-	215,820	2,309,061	-	2,524,881

PROPERTY AND EQUIPMENT - NET	2,603	-	-	2,603	-	-	2,603

OTHER ASSETS
Held to maturity investments, net	-	-	-	-	-	-	-
Assets of Subsidiary held for sale	4,784,236	(4,784,236)	-	-	-	-	-

TOTAL ASSETS	$5,002,659	$(4,784,236)	$-	$218,423	$2,309,061	$-	$2,527,484

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable & accrued liabilities	$971,363	$-	$(360,000)	$611,363	$31,101	$-	$642,464
Due to related parties	6,850	-	-	6,850	-	-	6,850
Liabilities of subsidiary held for sale	1,441,007	(1,441,007)	-	-	-	-	-
Notes payable - current portion	4,226,605	-	(4,000,000)	226,605	-		226,605
Total Current Liabilities	6,645,825	(1,441,007)	(4,360,000)	844,818	31,101	-	875,919

Total Liabilities	6,645,825	(1,441,007)	(4,360,000)	844,818	31,101	-	875,919

MINORITY INTEREST	(67,939)	-	-	(67,939)	-	-	(67,939)

STOCKHOLDERS' EQUITY
Common stock	430	-	0	430	4,069	-	4,499
Paid in Capital	35,378,698	-	4,360,000	39,738,698	2,466,195	-	42,204,893
Stock subscription receivable	(105,000)	-	-	(105,000)	-	-	(105,000)
Other comprehensive items	-	-	-	-	293,750	-	293,750
Deficit accumulated during the development stage	(36,841,515)	(3,343,229)	-	(40,184,744)	(486,054)	-	(40,670,798)
Total Stockholders' Deficit (before Treasury Stock)	(1,567,387)	(3,343,229)	4,360,000	(550,616)	2,277,960	-	1,727,344
Less Treasury stock	(7,840)	-	-	(7,840)	-	-	(7,840)
	(1,575,227)	-	-	(558,456)	2,277,960	-	1,719,504

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,002,659	$(4,784,236)	$-	$218,423	$2,309,061	$-	$2,527,484

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources

Pro Forma Statement of Operations

For the Proforma Period Ending June 30, 2009

	NBR Nev	AMS	AMS Pro Forma Adj	Pro Forma for AMS Divestiture	NBR Nev	NBR Nev Pro Forma Adj	Pro Forma Total
	06/30/09	06/30/09			07/31/09
	(unaudited)		(unaudited)	(unaudited)	(audited)	(unaudited)	(unaudited)

NET SALES	$35,918	$	$	$35,918	$	$	$35,918
COST OF SALES	-	-	-	-	-	-	-
GROSS MARGIN	35,918	-	-	35,918	-	-	35,918

OPERATING EXPENSES
Imparement of investment	-	-	-	-	203,068	-	203,068
General and administrative	797,265			797,265	238,183	-	1,035,448
Selling and marketing	2,309			2,309	2,500	-	4,809
Research and development	25,352			25,352	45,371	-	70,723
Total Operating Expenses	824,926	-	-	824,926	489,122	-	1,314,048

LOSS FROM OPERATIONS	(789,008)	-	-	(789,008)	(489,122)	-	(1,278,130)

OTHER INCOME (EXPENSES)
Interest, net	(121,143)			(121,143)	3,068		(118,075)
Settlement Income	190,524			190,524			190,524
Other income	2,649			2,649			2,649
Total Other Income (Expenses)	72,030	-	-	72,030	3,068	-	75,098

LOSS BEFORE INCOME TAXES AND MINORITY INTEREST	(716,978)	-	-	(716,978)	(486,054)	-	(1,203,032)

PROVISION FOR INCOME TAXES	-	-	-	-	-	-	-

MINORITY INTEREST IN SUBSIDIARIES LOSSES	-

NET LOSS FROM CONTINUING OPERATIONS	(716,978)	-	-	(716,978)	(486,054)	-	(1,203,032)

DISCONTINUED OPERATIONS	171,672	-	-	171,672	-	-	171,672

NET INCOME (LOSS)	$(545,306)	$-	$-	$(545,306)	$(486,054)	$-	$(1,031,360)

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to the Proforma Financial Statements
For the Proforma Period ending June 30, 2009

Notes A through H:

See the accompanying Notes to the Financial Statements, for the period from inception (March 2, 2009) to July 31, 2009.

Proforma Adjustments:

The Company has developed their Proforma Financial Statements using the same accounting policies and practices as more fully described in the Accompanying Notes to the Financial Statements, for the Period from Inception(March 2, 2009) to July 31, 2009.  In addition, they have made the following proforma adjustment:

The elimination of intercompany accounts with American Marketing & Sales (AMS).

The Notes to the Financial Statements are an integral part of these financial statements.